Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of the 25th day of March, 2020 by and between BRENT MOODY, an Illinois resident (“Employee”), Camping World Holdings, Inc., a Delaware corporation (“Camping World”) and CWGS Enterprises, LLC, a Delaware limited liability company (the “Partnership” and, together with Camping World and any of the Affiliates of Camping World and the Partnership as may employ the Employee from time to time, and any successor(s) thereto, the “Company”).

RECITALS

WHEREAS, the Company and Employee entered into that certain Employment Agreement dated June 10, 2016 (the “Agreement”); and

WHEREAS, the Company and Employee desire to amend the Agreement pursuant to the terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Section 4.01 of the Agreement is hereby deleted and replaced with the following effective as of March 30, 2020:

“4.01    Base Salary. During the Term, the Company shall pay to Employee a base annual salary of Fifty Thousand and No/100 Dollars ($50,000.00) (“Base Salary”), which salary shall be paid in accordance with the Company's normal payroll procedures and policies.

2.       Except as modified by this Amendment, the Agreement is hereby ratified and affirmed and shall remain in full force and effect. In the event of any conflicts between the terms of the Amendment and the terms of the Agreement, the terms of this Amendment shall control.

3.       This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Marcus Lemonis
Marcus Lemonis, Chairman
Marcus Lemonis
Chairman and Chief Executive Officer

CWGS ENTERPRISES, LLC

By:	/s/ Marcus Lemonis
Marcus Lemonis, Chairman
Marcus Lemonis
Chairman and Chief Executive Officer

/s/ Brent Moody
BRENT MOODY

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